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      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 20, 2002
                                                     REGISTRATION NO. 333-
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         ------------------------------

                         MARKWEST ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                 1321                                27-0005456
   (State or other jurisdiction of          (Primary Standard Industrial                 (I.R.S. Employer
    incorporation or organization)          Classification Code Number)                Identification No.)

                      155 INVERNESS DRIVE WEST, SUITE 200
                           ENGLEWOOD, COLORADO 80112
                                 (303) 290-8700
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                         ------------------------------

                               GERALD A. TYWONIUK
                         MARKWEST ENERGY PARTNERS, L.P.
                      155 INVERNESS DRIVE WEST, SUITE 200
                           ENGLEWOOD, COLORADO 80112
                                 (303) 290-8700
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                         ------------------------------

                                   COPIES TO:

               DAVID P. OELMAN                                      JOSHUA DAVIDSON
             JEFFREY M. CAMERON                                   DOUGLASS M. RAYBURN
           VINSON & ELKINS L.L.P.                                 BAKER BOTTS L.L.P.
          1001 FANNIN, SUITE 2300                           ONE SHELL PLAZA, 910 LOUISIANA
          HOUSTON, TEXAS 77002-6760                              HOUSTON, TEXAS 77002
               (713) 758-2222                                       (713) 229-1234

                         ------------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   From time to time after the effective date of this Registration Statement.
                         ------------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering /X/ 333-81780

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                         ------------------------------

                        CALCULATION OF REGISTRATION FEE

                  TITLE OF EACH CLASS OF                          PROPOSED MAXIMUM                 AMOUNT OF
               SECURITIES TO BE REGISTERED                  AGGREGATE OFFERING PRICE (1)        REGISTRATION FEE
Common units representing limited partnership interests...           $1,207,500                       $111

(1) Based on the public offering price.
                         ------------------------------

    THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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                                EXPLANATORY NOTE

    This registration statement is being filed with respect to the registration of additional Common Units representing limited partner interests in MarkWest Energy Partners, L.P., a Delaware limited partnership, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the registration statement on Form S-1 (Registration No. 333-81780) filed by MarkWest Energy Partners, L.P. with the Securities and Exchange Commission on January 31, 2002, as amended by Amendment No. 1 thereto filed on March 22, 2002, Amendment No. 2 thereto filed on April 16, 2002, Amendment No. 3 thereto filed on April 25, 2002, Amendment No. 4 thereto filed on May 1, 2002, Amendment No. 5 thereto filed on May 8, 2002, Amendment No. 6 thereto filed on May 14, 2002, Amendment No. 7 thereto filed on May 16, 2002, and Amendment No. 8 thereto filed on
May 17, 2002, which was declared effective on May 20, 2002, including the exhibits thereto, are incorporated herein by reference.

    The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on May 20, 2002.

                                                       MARKWEST ENERGY PARTNERS, L.P.

                                                       By:    MarkWest Energy GP, L.L.C.
                                                              its General Partner

                                                       By:    /s/ GERALD A. TYWONIUK
                                                              --------------------------------------
                                                       Name:  Gerald A. Tywoniuk
                                                       Title: Senior Vice President, Chief Financial
                                                              Officer and Director

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                  TITLE                         DATE
                ---------                                  -----                         ----
                                            Chairman of the Board of Directors,
                    *                       President and Chief Executive
    ---------------------------------       Officer (Principal Executive             May 20, 2002
               John M. Fox                  Officer)

                                            Senior Vice President, Chief
          /s/ GERALD A. TYWONIUK            Financial Officer and Director
    ---------------------------------       (Principal Financial and Accounting      May 20, 2002
            Gerald A. Tywoniuk              Officer)

                    *
    ---------------------------------       Executive Vice President and             May 20, 2002
             Arthur J. Denney               Director

        *  /s/ GERALD A. TYWONIUK
    ---------------------------------
            Gerald A. Tywoniuk
             Attorney-in-Fact

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                               INDEX TO EXHIBITS

EXHIBIT NUMBER                                             DESCRIPTION
--------------                                             -----------
         5.1                  --   Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered

        23.1                  --   Consent of PricewaterhouseCoopers LLP

        24.1                  --   Powers of Attorney (Incorporated by reference to the
                                   signature page of the registrant's registration statement on
                                   Form S-3 (SEC File No. 333-81780))